UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 29, 2006
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 30, 2006, Lynn J. Beasley announced her plans to retire, effective January 1, 2007, as a Director and as President of R. J. Reynolds Tobacco Company (“RJRT”). (RJRT is an indirect, wholly owned (and the principal operating) subsidiary of Reynolds American Inc. (“RAI”).) Also on November 30, 2006, RJRT announced that Daniel (Daan) M. Delen will succeed Ms. Beasley as President of RJRT effective January 1, 2007. A copy of the press release announcing the foregoing RJRT management changes is attached to this Report as Exhibit 99.1.
Ms. Beasley will remain employed with RJRT for a transition period during the first quarter of 2007. Pursuant to an agreement with RAI, Ms. Beasley will be entitled to receive certain salary continuation payments and other benefits during a three-year period after the cessation of her employment with RJRT. The amount and type of such payments and benefits are set forth in a form of letter agreement, which was filed as exhibit 10.6 to RAI’s Form 8-K dated February 1, 2005, and which is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 29, 2006, RAI’s Board of Directors approved amendments to the Bylaws of RAI making explicit that (i) Board action may be taken without a meeting by unanimous written consent, (ii) a Director’s consent to Board or Board Committee action taken without a meeting may be delivered in electronic form and (iii) any Director may participate in a Board meeting through any means of communication by which all Directors participating in the meeting may hear one another. A copy of RAI’s Amended and Restated Bylaws are attached to this Report as Exhibit 3.1.
Item 8.01 Other Events
Filed as Exhibit 4.1 to this Report is RAI’s form of its 6.500% Senior Secured Notes due 2007, 7.875% Senior Secured Notes due 2009, 6.500% Senior Secured Notes due 2010, 7.250% Senior Secured Notes due 2012 and 7.300% Senior Secured Notes due 2015 registered pursuant to the Securities Act of 1933, as amended. This exhibit supersedes Exhibit 4.30 to RAI’s Registration Statement on Form S-4 filed on October 3, 2006 (File No. 333-137773) and Exhibit 4.26 to RAI’s Registration Statement on Form S-4 filed on October 25, 2006 (File No. 333-138215).
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits

Number	Exhibit

3.1	Amended and Restated Bylaws of Reynolds American Inc.

4.1	Form of Reynolds American Inc. Registered 6.500% Senior Secured Notes due 2007, 7.875% Senior Secured Notes due 2009, 6.500% Senior Secured Notes due 2010, 7.250% Senior Secured Notes due 2012 and 7.300% Senior Secured Notes due 2015.

99.1	R. J. Reynolds Tobacco Company Press Release, dated November 30, 2006.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.
By:	/s/ McDara P. Folan
	Name:	McDara P. Folan
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: December 5, 2006